SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

     Date of Report (Date of Earliest Event Reported): December 30, 1997

                               Aegis Realty, Inc.
                               ------------------
               (Exact Name of Registrant as Specified in Charter)

                                    Maryland
                                    --------
                 (State or other Jurisdiction of Incorporation)

              1-13239                             13-3967879
              -------                             ----------
      (Commission File Number)       (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
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                    (Address of Principal Executive Offices)

      Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events

A.    Bank Boston Credit Facility

On December 30, 1997, Aegis Realty Operating Partnership, L.P., the operating partnership of which Aegis Realty, Inc. is the sole general partner (collectively "Aegis") entered into a $40 million senior secured revolving credit facility ("the Facility") with BankBoston, N.A. ("BankBoston"). The interest rate for the Facility will float 1/2% under BankBoston's base rate until January 2, 1998 and then will be fixed, initially for a 30 day period at 1.625% over the indicated Euro-contract rate percentage. The Facility has a three year term and also has an option to increase the Facility amount beyond the initial $40 million.

The Facility is secured by (i) first mortgages on 12 of the 14 retail properties owned by Aegis; (ii) an assignment of and first lien security interest in the 3 FHA co-insured mortgages held by Aegis and; (iii) a garden apartment complex in which Aegis has a limited partnership interest.

B.    The Market Place

On December 31, 1997, Aegis purchased The Market Place, a 125,095 square foot neighborhood shopping center in Newton, North Carolina for $5,400,000 from WHMBL Real Estate Limited Partnership. Aegis financed the acquisition entirely from borrowings under the Facility.

The Market Place, which is currently 76.8% leased, is anchored by Bi-Lo Supermarket, Big Lots and Duo Drugs. The center, which was completed in 1989, is located 4 miles from Hickory, North Carolina the 4th largest metropolitan statistic area in the state. The Market Place will be managed by RCC Property Advisors ("RCCPA"), an affiliate of Related Aegis LP, the advisor to Aegis.

C.    Birdneck Center

On December 31, 1997, Aegis purchased Birdneck Center, a 67,060 square foot neighborhood shopping center in Virginia Beach, Virginia for $3,115,000 from Peoples Southwest Real Estate Limited Partnership. Aegis financed the acquisition entirely from borrowings under the Facility.

Birdneck is currently 98% leased and has two developable out-parcels. Birdneck, originally built in 1987, is anchored by Food Lion and Revco. The center, located 1 1/4 miles west of the Virginia Beach oceanfront resort, will also be managed by RCCPA.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a).  Financial Statements

      Not Applicable

(b).  Pro Forma Financial Information

      Not Applicable

(c).  Exhibits

      99.1 December 29, 1997 Press Release "Aegis Realty, Inc. Announces Agreement to Purchase Two Neighborhood Shopping Centers"

      99.2 Revolving Credit Agreement dated as of December 29, 1997 by and between Aegis Realty Operating Partnership, L.P., as Borrower and BankBoston, N.A., for itself and as Agent.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    Aegis Realty, Inc.
                                    (Registrant)

                                    BY:   /s/ Stuart J. Boesky
                                          --------------------
                                          Stuart J. Boesky
                                          President

      January 7, 1998

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